                                                                   EXHIBIT 10.34


September 12, 1997

Mr. Irwin Meyer
Mountaingate Productions LLC
9150 Wilshire Blvd., Suite 205
Beverly Hills, CA 90212

                           Re: AMENDMENT TO AGREEMENT

Dear Mr. Meyer:

      Reference is hereby made to the certain agreement by and among THE PRODUCERS ENTERTAINMENT GROUP LTD. (the "Company"), a Delaware corporation, and MOUNTAINGATE PRODUCTIONS, LLC ("MOUNTAINGATE") F/S/O IRWIN MEYER ("EMPLOYEE") and others, dated as of the 1st day of October, 1995 (the "Agreement").

      The parties hereby amend the Agreement to provide the following:

      The Term of this Agreement shall be and is extended through June 30, 2002.

      All other terms and conditions shall remain in full force and effect unless and until modified in writing and signed by the parties.

      If the aforementioned is agreed and accepted, please acknowledge same by executing as indicated below.


Sincerely,                                  ACCEPTED & AGREED:
THE PRODUCERS ENTERTAINMENT                 MOUNTAINGATE PRODS., LLC

GROUP LTD.
                                                   BY:_____________________

                                                   ITS:____________________

----------------------------------------
By: Arthur H. Bernstein
Its: Senior Vice President

                           PERSONAL INDUCEMENT LETTER


      In order to induce THE PRODUCERS ENTERTAINMENT GROUP LTD. ("Company") to enter into the agreement ("the Agreement") dated as of October 1, 1995, as amended on September 12, 1997 with MOUNTAINGATE PRODUCTIONS LLC, ("Lender"), and in consideration of the execution and delivery thereof by Company, I hereby represent and warrant as follows:

      1. I am familiar with each term and condition of the Agreement. I hereby consent and agree to the execution and delivery of the Agreement by Lender and hereby agree to render all of the services provided therein to be rendered by me. I agree to be bound by and duly perform and observe each and all of the terms and conditions of the Agreement requiring performance or compliance on my part.

      2. I hereby join in all warranties, representations, agreements and indemnities made by Lender in the Agreement.

      3. I agree that if Lender should be dissolved or should otherwise cease to exist or, for any reason whatsoever, should fail, be unable, neglect or refuse to duly perform and observe each and all of the terms and conditions of the Agreement requiring performance or compliance on Lender's part, at Company's election, I shall be deemed to be substituted as a direct party to the Agreement by Lender.

      4. I agree that, in the event of a breach or threatened breach of the Agreement by Lender or by me, Company shall be entitled to seek legal and equitable relief by way of injunction or otherwise against Lender or against me, or against both Lender and me, at Company's discretion, without the necessity of first exhausting any rights or remedies which Company may have against

Lender.

      5. All of the foregoing shall be to the same extent and with the same force and effect as if I had agreed to render services to Company as an employee.

      6. I hereby waive any claim against Company for wages, salary or other compensation of any kind under the Agreement, and I agree that I will look solely to Lender for any and all compensation that I may become entitled to receive for services rendered in connection with the Agreement.


                                            --------------------------
                                            IRWIN MEYER

                           PERSONAL INDUCEMENT LETTER


      In order to induce THE PRODUCERS ENTERTAINMENT GROUP LTD. ("Company") to enter into the agreement ("the Agreement") dated as of October 1, 1995, as amended on September 12, 1997 with MOUNTAINGATE PRODUCTIONS LLC, ("Lender"), and in consideration of the execution and delivery thereof by Company, I hereby represent and warrant as follows:

      1. I am familiar with each term and condition of the Agreement. I hereby consent and agree to the execution and delivery of the Agreement by Lender and hereby agree to render all of the services provided therein to be rendered by me. I agree to be bound by and duly perform and observe each and all of the terms and conditions of the Agreement requiring performance or compliance on my part.

      2. I hereby join in all warranties, representations, agreements and indemnities made by Lender in the Agreement.

      3. I agree that if Lender should be dissolved or should otherwise cease to exist or, for any reason whatsoever, should fail, be unable, neglect or refuse to duly perform and observe each and all of the terms and conditions of the Agreement requiring performance or compliance on Lender's part, at Company's election, I shall be deemed to be substituted as a direct party to the Agreement by Lender.

      4. I agree that, in the event of a breach or threatened breach of the Agreement by Lender or by me, Company shall be entitled to seek legal and equitable relief by way of injunction or otherwise against Lender or against me, or against both Lender and me, at Company's discretion, without the necessity of first exhausting any rights or remedies which Company may have against Lender.

      5. All of the foregoing shall be to the same extent and with the same force and effect as if I had agreed to render services to Company as an employee.

      6. I hereby waive any claim against Company for wages, salary or other compensation of any kind under the Agreement, and I agree that I will look solely to Lender for any and all compensation that I may become entitled to receive for services rendered in connection with the Agreement.


                                            --------------------------
                                            ALISON MEYER

                           PERSONAL INDUCEMENT LETTER


      In order to induce THE PRODUCERS ENTERTAINMENT GROUP LTD. ("Company") to enter into the agreement ("the Agreement") dated as of October 1, 1995, as amended on September 12, 1997 with MOUNTAINGATE PRODUCTIONS LLC, ("Lender"), and in consideration of the execution and delivery thereof by Company, I hereby represent and warrant as follows:

      1. I am familiar with each term and condition of the Agreement. I hereby consent and agree to the execution and delivery of the Agreement by Lender and hereby agree to render all of the services provided therein to be rendered by me. I agree to be bound by and duly perform and observe each and all of the terms and conditions of the Agreement requiring performance or compliance on my part.

      2. I hereby join in all warranties, representations, agreements and indemnities made by Lender in the Agreement.

      3. I agree that if Lender should be dissolved or should otherwise cease to exist or, for any reason whatsoever, should fail, be unable, neglect or refuse to duly perform and observe each and all of the terms and conditions of the Agreement requiring performance or compliance on Lender's part, at Company's election, I shall be deemed to be substituted as a direct party to the Agreement by Lender.

      4. I agree that, in the event of a breach or threatened breach of the Agreement by Lender or by me, Company shall be entitled to seek legal and equitable relief by way of injunction or otherwise against Lender or against me, or against both Lender and me, at Company's discretion, without the necessity of first exhausting any rights or remedies which Company may have against Lender.

      5. All of the foregoing shall be to the same extent and with the same force and effect as if I had agreed to render services to Company as an employee.

      6. I hereby waive any claim against Company for wages, salary or other compensation of any kind under the Agreement, and I agree that I will look solely to Lender for any and all compensation that I may become entitled to receive for services rendered in connection with the Agreement.


                                            --------------------------
                                            PATRICIA MEYER